SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006 (August 8, 2006)
GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)
615-221-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 8, 2006, Goldleaf Financial Solutions, Inc., the registrant (“GFSI”) amended its 2005 Long-Term Equity Incentive Plan (the “2005 Plan”). This amendment increases to 900,000 the annual number of shares that a participant may be granted an option to purchase under the 2005 Plan and changes the procedures for adjusting awards under the 2005 Plan following a corporate transaction involving GFSI. A copy of this amendment is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.
Also on August 8, 2006, GSFI amended its 2004 Equity Incentive Plan (the “2004 Plan”). This amendment changes the procedures for adjusting awards under the 2004 Plan following a corporate transaction involving GFSI. A copy of this amendment is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
10.1	First Amendment to Goldleaf Financial Solutions, Inc. 2005 Long-Term Equity Incentive Plan.

10.2	First Amendment to Goldleaf Financial Solutions, Inc. 2004 Equity Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.
By:	/s/ Michael Berman
	Name:	Michael Berman
	Title:	General Counsel and Secretary

Date: August 14, 2006

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